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                                                                Exhibit 99(j)(2)


               Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference in this Post-Effective Amendment No. 51 to the Registration Statement (Form N-1A) (No. 33-23512) of ING Investors Trust (formerly the GCG Trust) of our report dated February 7, 2003 included in the 2002 Annual Report to shareholders.




Philadelphia, Pennsylvania
April 24, 2003